Government Grant Liabilities	12 Months Ended
Sep. 30, 2024
Government Grant Liabilities [Abstract]
Government grant liabilities
17.	Government grant liabilities

As at the acquisition date of Vayavision, a government grant liability of $420,000 was recognized at its fair value. Prior to the acquisition, Vayavision obtained an innovation grant from the Israeli Innovation Authority (“IIA”) in the amount of $1.5 million (NIS4 million) to support the development of the technology. The liability is repaid in the form of a royalty payment calculated [annually] at 3% of sales of Vayavision products developed using the funds provided by the IIA. The government grant liability bears an annual interest rate based on SOFR as published by the Bank of Israel.

After initial recognition, the liabilities are measured at amortized cost using the effective interest method. The effective interest rate is 30.3%.

Assumptions underlying grant repayments are reviewed at least annually. As at September 30, 2024, the Company revised the estimated repayment schedule, taking into account updated assumptions and data. This resulted in an accretion gain of $252,874 (2022 – accretion gain of $74,335), which was included in Financial costs, net (Note 24).

As at September 30, 2024, the Company also has a government grant liability of $567,922 (US$420,715) related to the repayment of a grant received by Vayavision from Israel-United States Binational Industrial Research and Development (“BIRD”) Foundation to support the development of the technology with a partner ($568,807 or US$420,715 as at September 30, 2023). The total amount received by Vayavision is repayable through royalties of 5% of sales of Vayavision products developed through the funds provided by BIRD, adjusted for certain index, and it is non-interest bearing. Obligations under the grant agreement with BIRD are jointly and severally assumed by Vayavision and its partner in the development project.

As a result of a default event occurred during the first quarter of 2023, the Company reclassified, as of December 31, 2022, the BIRD government grant liability as a short-term liability since the Company is now considering the amounts received as refundable grant are due within the next twelve months.

$
Balance, as at September 30, 2023	1,468,296
Accretion interest expense	271,088
Gain on remeasurement due to change in forecast	(86,305)
Foreign exchange gain	(34,736)
Balance, as at September 30, 2024	1,618,343

Current	829,216
Non-current	789,127